SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                             November 19, 1999
              Date of Report (Date of earliest event reported)



                           WARNER-LAMBERT COMPANY
           (Exact name of registrant as specified in its charter)

                                  Delaware
               (State or other jurisdiction of incorporation)


          1-3608                                    22-1598912
  (Commission File Number)                 (IRS Employer Identification No.)


        201 Tabor Road, Morris Plains, New Jersey         07950-2693
        (Address of principal executive offices)          (Zip Code)


                               (973) 385-2000
            (Registrant's telephone number, including area code)





Item 5.  Other Events.

               On December 2, 1999, the board of directors of Warner-Lambert Company ("Warner-Lambert") sent a letter to Warner-Lambert shareholders. This letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

               A copy of Warner-Lambert's press release, dated December 2, 1999, relating to the shareholder letter, is attached hereto as Exhibit
99.2 and is incorporated herein by reference.

               Copies of Warner-Lambert's press releases, dated November 23, 1999, and November 19, 1999, are attached hereto as Exhibits 99.3 and
99.4 respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

        (c)    Exhibits

               (99.1) Letter to the Shareholders of Warner-Lambert Company, dated December 2, 1999.

               (99.2)        Press Release, dated December 2,  1999.

               (99.3)        Press Release, dated November 23, 1999.

               (99.4)        Press Release, dated November 19, 1999.


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WARNER-LAMBERT COMPANY


                                    By:  /s/  Rae G. Paltiel
                                        __________________________
                                    Name:  Rae G. Paltiel
                                    Title: Secretary



Dated:  December 2,  1999


                               EXHIBIT INDEX

        (99.1) Letter to the Shareholders of Warner-Lambert Company, dated December 2, 1999.

        (99.2)        Press Release, dated December 2,  1999.

        (99.3)        Press Release, dated November 23, 1999.

        (99.4)        Press Release, dated November 19, 1999.